                THE CALDWELL & ORKIN
                MARKET OPPORTUNITY FUND



The Caldwell & Orkin Market Opportunity Fund (the
"Fund") is a portfolio of The Caldwell & Orkin Funds,
Inc. ("Caldwell & Orkin"), an open-end diversified management investment company. The Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation.

This Prospectus contains information about the Fund that a prospective investor should know before investing. It should be retained for future reference.
A Statement of Additional Information about the Fund has been filed with the Securities and Exchange
Commission on August 29, 1997.  The Statement of
Additional Information (which is hereby incorporated in its entirety by reference into this Prospectus) contains more detailed information about the Fund and may be obtained free of charge by writing the Fund or calling (800) 237-7073.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


August 29, 1997      2050 Tower Place          (800) 237-7073
                     3340 Peachtree Road, NE   (404) 239-0707
                                                Atlanta, Georgia 30326
   PROSPECTUS SUMMARY  ....................................... 3
   EXPENSE INFORMATION ....................................... 5
   FINANCIAL HIGHLIGHTS....................................... 6
   INVESTMENT PHILOSOPHY OF THE MANAGER....................... 8
   INVESTMENT OBJECTIVES, POLICIES, METHODS AND RISKS......... 9
   PERFORMANCE DATA .......................................... 13
   MANAGEMENT OF THE FUND .................................... 13
   PURCHASE OF SHARES ........................................ 14
   REDEMPTION OF SHARES ...................................... 16
   TELEPHONE PURCHASES AND REDEMPTIONS FOR SECURITIES FIRMS... 16
   DIVIDENDS, DISTRIBUTIONS, AND TAXES ....................... 17
   THE DISTRIBUTOR ........................................... 18
   ADDITIONAL INFORMATION .................................... 18
   THE FUND................................................... 20

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by Caldwell & Orkin, the Manager or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MUTUAL FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.
S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORP. ("FDIC") OR
ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING
POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS SUMMARY


THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND'S OBJECTIVE IS TO PROVIDE CAPITAL GROWTH AND PRESERVATION THROUGH INVESTMENT SELECTION AND ASSET ALLOCATION.


INVESTMENT OBJECTIVES. The Caldwell & Orkin Market Opportunity Fund's objective is to provide long term capital growth with a short term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long term, as measured by indices such as the NASDAQ Composite (NASDAQ) and the S&P 500 with income ("S&P500"). Current income is only an incidental consideration. The Manager attempts to achieve these objectives through diversification of the Fund's portfolio between long equity positions, short equity positions, bonds, and cash equivalents. The Manager invests in companies of all sizes having potential for capital appreciation. The Fund's asset allocation is established by the Manager and will be modified regularly based on current market conditions. The Manager emphasizes equity investments and the Fund could have a substantial majority of its assets invested in stocks at any time (90-100%). See "Investment Objectives, Policies, Methods and Risks."

THE MANAGER. C&O Funds Advisor, Inc. (the "Manager") acts as the Fund's investment adviser. The Manager is an investment counseling firm located in Atlanta, Georgia and a wholly-owned subsidiary of Caldwell & Orkin, Inc., an investment management firm with approximately $180 million in assets under management. See "Management of the Fund."

PURCHASE AND REDEMPTION OF SHARES. Shares of the Fund are purchased through C&O Funds Distributor, Inc., the distributor and principal underwriter of the Fund (the "Distributor") or from broker/dealers that have dealer agreements with the Distributor. Purchase and redemption orders may also be placed through member firms of the National Association of Securities Dealers, Inc. ("NASD"). These firms may charge a reasonable handling fee that can be avoided by investing directly with the Fund through the Distributor.

The minimum initial purchase is $10,000, unless the investor sets up an Individual Retirement Account ("IRA"), other tax deferred retirement account or an account established under the Uniform Gift to Minors Act for which the minimum initial investment is $2,000. After the initial purchase, the minimum is $100 for subsequent investments. See "Purchase of Shares." Shares may be redeemed at any time. However, in some cases, shareholders will be charged a 2% redemption fee as a percentage of the amount redeemed upon the redemption of shares where the redemption occurs within a six-month period following the issuance of such shares. See "Redemption of Shares."

INVESTMENT RISKS. The Fund uses aggressive investment strategies that have the potential for yielding high returns; however, these strategies may also result in losses. Share prices may decline over short or even extended periods. These fluctuations may cause your shares to be worth less than when you originally purchased them. The Fund seeks long-term growth and should not be used to meet short-term needs. Investors should consider the Fund as a vehicle to balance their total investment program risks.

Investors should expect that the Market Opportunity Fund may fluctuate independently of stock market indices, such as the S&P 500 and the NASDAQ.

In an effort to take advantage of declining market values, the Fund may establish short positions in securities. A short position is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must eventually be replaced whether or not the stock price declines. Therefore, the Fund may purchase stock to replace borrowed shares at higher prices than where the borrowed stock was sold thereby incurring a loss. As with any mutual fund, there is no assurance that the Fund will achieve its objectives. See "Investment Objectives, Policies, Methods and Risks."



EXPENSE INFORMATION

The investor pays the following charges when buying or redeeming shares of the Fund:

     SHAREHOLDER TRANSACTION EXPENSES:
     Redemption Fees (as a percentage                             2.00% *
     of amount redeemed)

     ANNUAL ESTIMATED FUND OPERATING EXPENSES:
     (as a percentage of average net assets)
     Management Fees                                              0.90%**
     12b-1 Fees                                                    None
     Other Expenses
       Operating Expenses                                         0.36%*****
       Dividend Expense on Short Sales of Securities              0.08%****
                                                                -------------
     Total Fund Operating Expenses                                1.34%*****
                                                                =============

* The redemption fee is charged upon any redemption of Fund shares occurring within a six-month period following the issuance of such shares. The redemption fee will be imposed on shares purchased on or after October 1, 1997. For complete information about the redemption fee, see "Redemption of Shares."

** The Fund's Management Agreement provides for compensation to the Manager at the annual rates of 0.90% of average daily net assets up to $100 million;
0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million;
0.50% of average daily net assets in excess of $500 million.

***The Management Agreement obligates the Fund to pay certain expenses incurred in its operations, in addition to the management fee: legal and audit fees, unaffiliated directors' fees and expenses, and certain other Fund operating costs.

****      SEC Regulation S-X Rule 6-03(g) requires cash
dividends declared on stocks for which the securities portfolio reflects a short position as of the record date to be recognized as an expense on the ex-dividend date.

*****     Annual Fund operating expenses are paid out
of the Fund's assets. Operating expenses are factored into the share price and are not charged directly to shareholder accounts.

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

        1 Year            3 Years         5 Years            10 Years
        ------            -------         -------            --------
        $14                $43             $74                $162

The Fee Table is presented to assist you in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example above assumes the reinvestment of all dividends and distributions. THIS EXAMPLE IS NOT A REPRESENTATION OF ACTUAL OR EXPECTED PERFORMANCE OR EXPENSES. WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND THE ACTUAL RETURN MAY BE MORE OR LESS.

FINANCIAL HIGHLIGHTS

The following table is included in the Fund's Annual
Report for the fiscal year ended April 30, 1997. It has been audited by Coopers & Lybrand L.L.P. (1994 through
1997) and Deloitte & Touche, LLP (1991 through 1993).
The Fund began operations on March 11, 1991.  The Fund's
Annual Report contains further information about the performance of the Fund as well as the Fund's financial statements. The report is available without charge by calling the Fund.

                                                                   Years Ended April 30




                                                      1997      1996       1995       1994       1993      1992        1991+
                                                      ----      ----       ----       ----       ----      ----        -----
Net Asset Value,                                    $14.49     $11.35     $12.26     $12.94    $11.69     $10.49      $10.36

Beginning of Period

Income from Investment Operations:                     .22        .27        .54        .06      (.01)      (.08)       (.01)
  Net Investment Income (Loss)**
  Net Gains or Losses on Securities (both             2.95       3.31       (.81)      1.99      1.77       1.33         .14
  Realized and Unrealized)                          ------     ------      -----     ------    ------     ------      ------
Total from Investment Operations                      3.17       3.58       (.27)      2.05      1.76       1.25         .13

Less Distributions:

  Dividends from Net Investment Income                (.24)     (.44)       (.41)      (.04)
  Distributions from Capital Gains                   (1.65)       -         (.23)     (2.69)     (.51)      (.05)
Total Distributions                                  (1.89)     (.44)       (.64)     (2.73)     (.51)      (.05)
                                                    ------     ------      -----     ------    ------     ------

Net Asset Value, End of Period                      $15.77     $14.49      $11.35     $12.26    $12.94    $11.69       $10.49
                                                    ======     ======     =======     ======    ======    ======       ======

Total Return                                        23.24%     31.80%     (2.28)%     16.48%    15.09%     11.96% #    1.25%

Ratios and Supplemental Data:
   Net Assets, End of Period (in $000's)          $60,632     $38,030     $32,261    $18,830   $15,117    $12,385    $11,552

Ratios to average net assets:
   Expenses before dividends on
   securities sold short (After
   Reimbursement)                                   1.26%     1.38%       1.18%      1.21%     1.30%       1.64%      1.95% *

   Expenses from dividends sold short                .08%      .18%       0.45%          -         -           -          - *
                                                   -----     ------       -----      ------    ------     -------     ------

Total expenses (After Reimbursement)               1.34%     1.56%       1.63%      1.21%     1.30%       1.64%      1.95% *

Total expenses (Before Reimbursement)              1.34%     1.56%       1.79%      1.77%     2.00%       1.88%      2.18% *

Net investment income (loss)                       2.01%     1.94%       3.55%       .44%    (.01%)      (.76%)     (.19%) *

Portfolio Turnover Rate                             229%      222%        331%       292%      223%         50%         3%

Average commission per share***                   $ .0555        -           -          -         -           -          -


--------------------------
*   Adjusted to annual basis.
** Had the Distributor and Manager not waived a portion of the expenses, net investment income (loss) per share would have been $.52, ($.01), ($.09), ($.10), and ($.03) for the periods ended April 30, 1995 through 1991, respectively. No expenses were waived for the fiscal years ended April 30, 1997 and 1996.

# Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.

+   Commencement of operations on March 11, 1991.


*** Not applied to prior periods. Represents average commission rate per share charged to the Fund on purchases and sales of equity investments on which commissions were charged during the period.

PORTFOLIO TURNOVER. The Fund's disciplined investment style and use of certain risk control strategies may result in higher-than-average portfolio turnover. The rate of portfolio turnover will not be a limiting factor when the Fund's Manager deems change appropriate and in the best interest of the Fund's shareholders. Portfolio turnover results from a change of the securities held by the Fund and involves expense to the Fund in the form of brokerage commissions and other transaction costs. Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders. The Fund's portfolio turnover rate, as reflected in the Financial Highlights, assumes only the portfolio securities purchased or sold, or whose maturity is greater than one year, and excludes all transactions for shorting as they are considered to be less than one year to maturity. The Fund's turnover rate will generally exceed 100% per year. The Fund's performance history is quoted after all expenses, including those brokerage commissions and other transaction costs associated with portfolio turnover.

            INVESTMENT PHILOSOPHY OF THE MANAGER


THE MANAGER'S INVESTMENT PROCESS IS A MULTI-DIMENSIONAL
APPROACH THAT SEEKS TO OUTPERFORM THE MARKET OVER THE
LONG TERM.


INTRODUCTION. The underlying goal of the Manager's investment philosophy is to deliver a combination of superior long-term growth with a short-term focus on capital preservation. In order to achieve these results, a multifactor decision making process is applied to both stock selection and asset allocation. The Manager has developed this flexible approach which takes into consideration the volatile nature of the markets.
Although the goal is strong performance, the Manager believes that to achieve solid returns over time, attention must be paid to how those returns are attained. Thus, the Manager focuses on risk not just returns.

THE MANAGER FOCUSES ON "CHANGE" IN STOCK SELECTION

STOCK SELECTION. The Manager focuses on "change" when selecting stocks. "Change" in its broadest context leads to shifts in fundamentals and expectations. The
Manager studies a variety of factors (qualitative as well as quantitative) to identify the best opportunities either for a long position or a short position. Recognizing that different factors are significant for different companies, the Manager determines which factors are expected to impact stock prices and acts accordingly. Examples of factors considered in stock selection include management, earnings growth, and industry variables.


ASSET ALLOCATION IS USED TO PURSUE THE GOAL OF
CONTROLLING RISK AND IMPROVING RETURNS.


ASSET ALLOCATION. Asset allocation is used to pursue the goal of controlling risk and improving returns.
The Manager determines the percent of the Fund devoted to long equity positions, short equity positions, bonds, and cash equivalents. To help determine asset allocation, eight major factors are used: liquidity, inflation, economics, valuation, sentiment, supply/demand, global currents and momentum/breadth.
Liquidity, inflation, and economics are the three most important in identifying trends. They demonstrate varying degrees of cause and effect relationships with stock price movements. The remaining variables are more correlative in nature and become important at extremes.

FACTOR GLOSSARY. Listed below are the major factors used in asset allocation.

ECONOMIC LIQUIDITY - The relationship between liquidity or money supply and economic growth. Bullish when money supply increases faster than the economy - excess economic liquidity flows into stocks and bonds.
Bearish when the economy grows faster than money supply
- money is withdrawn from financial assets to purchase plant, equipment, and other products.


INFLATION - A measure of the cost of living. Bullish for stocks when falling and positive. Bearish for stocks when rising or if negative.

VALUATION - Various measures to determine whether stocks are cheap or expensive based on historic norms.
Usually equities remain cheap or expensive over long periods of time depending on the investing environment.
"Green flag" when cheap.  "Red flag" when expensive.

SENTIMENT - Surveys taken to determine if investors are feeling positive or negative about financial assets.
Bullish when too many individuals are pessimistic.
Bearish when too many investors are optimistic.

SUPPLY/DEMAND - The relationship of stock supply
(increases with initial public and secondary offerings, decreases with stock buy backs and insider purchases)with demand. Bullish with low supply and high demand of stock. Bearish in the reverse.


THE MANAGER'S MULTI-DIMENSIONAL APPROACH IS DYNAMIC AS
WELL AS FLEXIBLE IN TERMS OF THE CHANGING EMPHASIS OF
THE MARKETS.

MOMENTUM/BREADTH - The action (trend, speed and breadth) of general security price movements. Bullish when markets move in gradual uptrend (price momentum) with most stocks moving up (broad breadth). Bearish when the opposite occurs.

GLOBAL CURRENTS - The same broad array of factors described above applied on a global basis to determine their impact on domestic financial markets.

SUMMARY. The Manager's investment process is a multi-dimensional approach that seeks to outperform the market over the long-term, but with less market risk. The
Manager's approach is dynamic as well as flexible in terms of responding to the changing emphasis of the markets.

   INVESTMENT OBJECTIVES, POLICIES, METHODS AND RISKS


THE UNDERLYING GOAL OF THE MANAGER'S PHILOSOPHY IS TO
DELIVER A COMBINATION OF SUPERIOR LONG- TERM GROWTH WITH
A SHORT- TERM FOCUS ON CAPITAL PRESERVATION.


The Caldwell & Orkin Market Opportunity Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the NASDAQ and the S&P 500. Current income is only an incidental consideration. The Manager will attempt to achieve these objectives through diversification of the Fund's portfolio between long equity positions, short equity positions, bonds, and cash equivalents. The Manager invests in companies of all sizes whose shares have potential for capital appreciation. The Fund's asset allocation is established by the Manager and will be modified regularly based on current market conditions. The
Manager emphasizes equity investments and the Fund could have a substantial majority of its assets invested in stocks at any time (90-100%).

The Manager will invest in common stocks and other equity-type securities, corporate bonds and notes, agencies and convertibles, and U.S. government obligations and cash equivalent securities. (For further explanation, see "Investment in Fixed Income Securities"). The
Manager will establish asset allocation levels for the Fund based on current market conditions. When the Manager determines that favorable market conditions exist, asset allocation to equities can be expected to fall in the range of 90% to 100% of total Fund assets.
When the Manager determines that unfavorable market conditions exist, asset allocations will be modified to include higher proportions of cash equivalents. In efforts to profit from a deteriorating stock market while striving to attain the Fund's objective, the Manager may initiate short positions which cumulatively could reach a maximum level of 40% of total Fund assets.

Because the Fund invests primarily in common stocks, shares of the Fund will be subject to market risk, i.e., the possibility that stock prices could decline over short or even extended periods. The stock market tends to be cyclical, with periods when the prices of stocks generally rise and periods when they generally decline. Historically, the market has been characterized by volatility in the short run and growth in the long run.

In an attempt to protect assets as well as profit from declining markets, techniques such as asset allocation and short sales of securities may be employed by the Manager. These techniques could cause the Fund's performance to deviate from that of market indices such as the S&P500 or the NASDAQ. For example, a high level of cash or a large short position during a declining market could result in the Fund's performance being more favorable relative to market indices. Conversely, due to a large cash or short position the Fund may not participate in market advances and Fund performance could possibly lag market indices. Therefore, the Fund is intended to be a long-term investment vehicle and should not be used to meet short-term needs.


THE FUND MAY INVEST UP TO 40% OF ITS ASSETS IN THE
SHORT SALE OF SECURITIES TO PROFIT
DURING  MARKET DECLINES.


INVESTMENT IN SHORT SALES OF SECURITIES. The Manager may establish short positions in an attempt to protect against market declines and improve returns, and will choose from among securities that are listed on a national securities exchange or on the NASDAQ. The
Manager establishes a short position for the Fund by selling a security it does not own and makes delivery by borrowing the security it sold. It then repays the lender of the security by covering its purchase in the marketplace, ideally at a lower price than that for which it sold the security, thereby taking advantage of declining values and realizing a profit. Conversely, if the price of the security goes up after the Manager establishes a short position, it will lose money. The Fund may hold up to 40% of its assets in short positions, and will limit its short sales of securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed two percent
(2%) of the value of the Fund's net assets or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.


In a segregated account with the custodian, the Fund will maintain, on a daily basis, liquid assets (such as cash, U.S. Government securities, or equity securities) in an amount sufficient to cover the current value of the securities to be replaced as well

as any dividends, interest and/or transaction costs due to the broker upon completion of the transaction. In determining the amount to be held in the segregated account, the securities that have been sold short are marked to market daily. To the extent the market price of the security increases, additional assets will be segregated to ensure adequate reserves.

Additionally, the impact of short sales on the income taxes of the Fund is similar to other capital transactions.

MONEY MARKET INSTRUMENTS AND FIXED INCOME SECURITIES
MAY BE HELD WHEN THE MANAGER BELIEVES THAT A PORTFOLIO
OF FIXED INCOME SECURITIES WILL OUTPERFORM THE STOCK
MARKET.

   INVESTMENTS IN SMALL COMPANIES. Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies usually have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

     In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

     On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies.

     Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENT IN FIXED INCOME SECURITIES. At most times, the Fund's assets will be invested primarily in equity securities. However, money market instruments, U.S.
Government securities and obligations, preferred stocks or certificates of deposit of commercial banks, and other fixed income securities may be held when a defensive position is warranted, when the Manager believes that a portfolio of fixed income securities will outperform the stock market or in order for the Fund to receive a greater return on its cash.
While the Fund maintains a defensive position and/or invests in cash or fixed income securities, investment income will increase and may constitute a larger portion of the return. The Fund probably will not participate in market advances or declines to the extent that it would if it was fully invested. The
Fund's fixed income investments may consist of corporate bonds and notes and U.S. government obligations. The Fund will limit its investments in corporate bonds and notes to those which have been assigned one of the highest four ratings of either
Standard & Poor's Corporation or Moody's Investors
Service, Inc., at the time of their purchase, or unrated bonds and notes which the Manager believes to be of comparable quality. For a discussion of Standard & Poor's and Moody's ratings for corporate bonds and notes, see Appendix A to the Statement of Additional Information.

Cash equivalent securities in which the Fund may invest include U.S. government obligations, U.S. government agency securities, commercial paper, bankers' acceptances, certificates of deposit, time deposits and other money market instruments. The Fund will only invest in commercial paper rated no lower than A-2 by Standard & Poor's or Prime-2 by Moody's. For a discussion of these ratings, see Appendix A to Statement of Additional Information.

The Fund's investments in fixed income securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due. Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. Also, yields and market values of lower-rated securities tend to fluctuate more than highly-rated securities. The risks of greater fluctuations in yield and value occur because investors generally perceive issuers of lower rated securities to be less creditworthy. Fluctuations in market value do not affect the interest income from the securities, but are reflected in the Fund's net asset value.

INVESTMENTS IN FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in equity securities that are issued by foreign issuers and are traded in the United
States. These securities must be issued by foreign companies that comply with U.S. standards. The Fund may also invest in American Depository Receipts ("ADRs").
ADRs are receipts typically issued by a U.S. bank or trust company which show ownership of underlying securities of foreign corporations. By investing in these securities the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries.

Investing in foreign securities involves risks and opportunities not typically associated with investing in U.S. securities. The following considerations must be taken into account: fluctuations in exchange rates of foreign currency; possible implementation of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and a possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions on foreign investments by U.S.
investors.


PORTFOLIO TURNOVER. The Fund's disciplined investment style and use of certain risk control strategies may result in higher-than-average portfolio turnover. The rate of portfolio turnover will not be a limiting factor when the Fund's Manager deems change appropriate and in the best interest of the Fund's shareholders. Portfolio turnover results from a change of the securities held by the Fund and involves expense to the Fund in the form of brokerage commissions and other transaction costs. Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders. The Fund's portfolio turnover rate, as reflected in the Financial Highlights, assumes only the portfolio securities purchased or sold, or whose maturity is greater than one year, and excludes all transactions for shorting as they are considered to be less than one year to maturity. The Fund's turnover rate will generally exceed 100% per year. The Fund's performance history is quoted after all expenses, including those brokerage commissions and other transaction costs associated with portfolio turnover.


GENERAL. The Fund's investment objective is a fundamental policy and may not be changed without a vote of a majority of the outstanding voting shares of the Fund. No assurance can be given that the Fund will achieve its objective.


             PERFORMANCE DATA


TOTAL RETURN FIGURES ARE BASED ON HISTORICAL PERFORMANCE
AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from or regarding the S&P 500 and the NASDAQ. From time to time the Fund may also provide its total return in advertisements, sales literature or reports, and other communications to shareholders. The Fund's total return for a given period will be computed based on the Fund's change in net asset value per share between the beginning of the period and the end of the period shown and assumes reinvestment of the Fund's dividend and capital gain distributions during the period. The Fund's performance will vary depending upon market conditions, the composition of the portfolio, management fees and other operating expenses. Total return figures will be based on historical performance and will not be intended to indicate future performance.

The Fund's performance, as well as management's discussion of factors affecting performance, are provided twice a year in reports to all shareholders.
For current performance including quarterly summary reports, please call (800) 237-7073.

               MANAGEMENT OF THE FUND


THE RESPONSIBILITY FOR MAKING DECISIONS TO BUY, SELL OR
HOLD A PARTICULAR SECURITY RESTS WITH THE MANAGER,
SUBJECT TO REVIEW BY THE BOARD OF DIRECTORS.

BOARD OF DIRECTORS. The Caldwell & Orkin Market
Opportunity Fund is governed by a Board of Directors, which is responsible for protecting the interests of the Fund's shareholders. The directors are experienced executives who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. A majority of the Fund's directors are not affiliated with the Manager. For information regarding each director of the Fund, see "Management of the Fund" in the Statement of Additional Information.

MANAGEMENT ARRANGEMENT. C&O Funds Advisor, Inc. (the
"Manager"), an independent investment counseling firm with its offices located at 2050 Tower Place, 3340
Peachtree Road, NE, Atlanta, Georgia 30326, has entered into a management agreement with the Fund pursuant to which the Manager provides investment advisory and management services to the Fund. The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell &
Orkin, Inc. ("C&O"). C&O, formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and has funds under management of approximately $ 180 million.
Michael B. Orkin is the sole shareholder of C&O. While the Manager is at all times subject to the direction of the Board of Directors of the Fund, the Management
Agreement provides that the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors. The
Manager is also obligated to perform certain administrative and management services for the Fund, and is obligated to provide all the office space facilities, equipment and personnel necessary to perform its duties under the Management Agreement.

The Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund. On an annual basis, the advisory fee is equal to the following for the Fund:



    Fee     Average Daily Net Assets (in millions)
    ----------------------------------------------------
   .90%     Up to $100
   .80%     In excess of $100 but not greater than $200
   .70%     In excess of $200 but not greater than $300
   .60%     In excess of $300 but not greater than $500
   .50%     Over $500

PORTFOLIO MANAGER

MICHAEL B. ORKIN. Michael B. Orkin has been primarily responsible for the day- to- day management of the Fund's portfolio since August 24, 1992. Mr. Orkin is
President and Chief Executive Officer of Caldwell &
Orkin, Inc. Prior to his current position, he was an assistant portfolio manager with Pacific Equity
Management, as well as an analyst for both Oppenheimer
Capital Corporation and Ned Davis Research. He graduated from Vanderbilt University with a B.S. in Economics and earned an MBA in Finance from the University of Chicago Graduate School of Business. Mr.
Orkin is a Chartered Financial Analyst.


         PURCHASE OF SHARES



SHARES MAY BE PURCHASED DIRECTLY FROM THE DISTRIBUTOR
OR FROM DEALERS WHICH HAVE ENTERED INTO DEALER
AGREEMENTS WITH THE DISTRIBUTOR.

C&O Funds Distributor, Inc. (the "Distributor) is the principal underwriter of the Fund's shares. Shares may be purchased directly from the Distributor or from dealers which have entered into dealer agreements with the Distributor. Purchase orders may also be placed through member firms of the National Association of Securities Dealers, Inc. who may charge a reasonable transaction fee. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund. Investors opening a new account must complete an application which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. The Fund's shares are purchased after receipt of the application form by the Distributor and receipt by the Fund's Custodian of your investment.
Shares will be purchased at next determined net asset value.

Dealers other than the Distributor have the responsibility for promptly transferring the investor's applications and investment to the Fund and the custodian, respectively, so that the investor's shares are purchased at the next determined net asset value after receipt of the investor's investment by the dealer.

The minimum initial purchase is generally $10,000 for the Fund. However, if the account is an Individual
Retirement Account ("IRA"), other tax deferred retirement account or an account established under the Uniform Gift to Minors Act, then the Fund will accept a minimum investment of $2,000. The subsequent minimum purchase is generally
$100 for all accounts. Any order may be rejected by the Distributor or the Fund. Investors may currently purchase shares of the Fund without a sales charge;
however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

PURCHASING BY MAIL. Complete and sign your application, make a check payable to the CALDWELL & ORKIN MARKET
OPPORTUNITY FUND and mail to:

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
C/O COUNTRYWIDE FUND SERVICES, INC.
P.O. BOX 5354
CINCINNATI, OHIO 45201


PURCHASING BY WIRE. Investors may purchase shares of the Fund by transmitting Federal Funds by bank wire to Countrywide Fund Services, Inc. (the "Transfer Agent").
Federal Funds should be wired as follows:

Fifth Third Cincinnati
ABA #042000314
For Caldwell & Orkin FFC Acct. #713-76953
To: (Shareholder Name and Account #)

The funds received by the Transfer Agent will be forwarded to the Fund's Custodian. The Fund will not be responsible for delays in the wiring system. To purchase shares by wiring funds, payments should be wired to Countrywide Fund Services, Inc. Instructions for new accounts should include the name, address and social security number or taxpayer identification number of each person in whose name the shares are to be registered and the name of the Fund. The required application should be forwarded to the Transfer Agent.
Please note that your bank may impose a charge for providing wire transfer services.


AUTOMATIC INVESTMENT PLAN.  An Automatic Investment
Plan is available to shareholders of the Fund who wish to automatically invest a specific amount of money on a regular basis. A shareholder may authorize the Transfer
Agent to automatically debit his or her bank account on a monthly basis. Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month. If the 15th falls on a weekend or holiday, the account will be debited on the previous business day. Shareholders may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application.
Requests to participate in the Automatic Investment Plan and inquiries regarding the same should be made to C & O Funds Distributor, Inc., 2050 Tower Place, 3340 Peachtree Road, Atlanta, Georgia 30326, telephone (800) 237-7073. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date.

REDEMPTION OF SHARES

GENERAL. Shareholders may request redemption of their shares at any time as provided below for redemptions by mail or telephone. In order to discourage short-term trading, shareholders will be charged a 2% redemption fee upon the redemption of fund shares where the redemption occurs within a six-month period following the issuance of such shares. The redemption fee will be imposed on shares purchased on or after October 1, 1997. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Fund's Manager. No redemption fee will be charged upon the redemption of shares through Omnibus accounts of member firms of the NASD. Furthermore, no redemption fee will be charged upon the redemption of fund shares acquired through reinvestment of dividends or distributions. This redemption fee may be waived, modified or discontinued at any time or from time to time. In determining whether a redemption fee is payable and; if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed. Payment will ordinarily be by check and mailed within three (3) business days of receipt of the proper notice of redemption, either by mail or telephone. Payment may also be wired to the shareholder's account if the procedures set forth below are satisfied. However, wire transfer fees will be subtracted from the amount of the redemption.


The value of shares redeemed may be more or less than their original cost, depending on the Fund's then current net asset value.


REDEMPTION BY MAIL.  Shareholders may redeem shares of
the Fund by submitting a written notice to the Transfer Agent.
The written notice must include signatures of all
record owners.    If proceeds are to be sent to an address
other than the address of record, wired, or sent to another party, the signatures must be guaranteed by a national bank, a bank that is a member of the Federal Reserve System, or a member firm of any national or regional securities exchange. Signature guarantees cannot be provided by a notary public. Certificates representing Fund shares being redeemed must be submitted with the redemption request for it to be honored.

Shareholders may also request to have the proceeds wired to a predesignated bank account. You must include with the written request the bank name, account number, and wiring instructions The signatures must be guaranteed. The Fund may hold payment on the redemption of shares of the Fund until the check used to purchase the shares has been cleared for payment by the shareholder's bank. This process may take up to fifteen
(15) days from the purchase date. If you opened an account by wire, you cannot redeem shares until your completed application is received.

REDEMPTION BY TELEPHONE. Shareholders who have elected to establish telephone redemption privileges (see
Account Application) may redeem shares by calling
Countrywide Fund Services, Inc. (the "Transfer Agent") at (800) 543-8721 by 4:00 p.m. eastern time on any day the New York Stock Exchange is open for business.

If an account has more than one owner, the Transfer
Agent may rely on the instructions of any one owner.
Telephone redemption proceeds may be wired only if wiring instructions are provided to the Fund at the time the account with the Fund is opened or if wiring instructions are provided, signature guaranteed, at any other time.


Shareholders should be aware that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. Should redeeming shareholders be unable to implement a telephone redemption during such periods, or for any other reason, they may give appropriate notice of redemption by mail. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer
Agent's records of telephone redemption are binding.
By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. By utilizing telephone redemption privileges, the shareholder has agreed that neither the transfer agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction.
However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the transfer agent or the Fund may be liable.

Telephone redemption is not available for shares held in IRA accounts or if proceeds are to be sent to an address other than the address of record. Furthermore, if any shares being redeemed are represented by certificates, telephone redemption is not available.
The Fund may modify or terminate its telephone redemption services at any time upon thirty (30) days' written notice to shareholders.


Shares may also be redeemed through member firms of the National Association of Securities Dealers, Inc. who may charge a reasonable transaction fee. Member firms of the NASD may telephone Countrywide Fund Services,
Inc. at (800) 543-8721 and place redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

The Board of Directors may determine, in the event that it would be detrimental to the remaining shareholders of the Fund to make payments in cash, that the Fund pay the redemption price by a distribution of readily marketable securities. For further details see
"Redemption of Shares" in the Statement of Additional
Information.

Due to the high cost of maintaining smaller accounts, the Fund will notify you if your account falls below
$10,000 as a result of redemptions. You will have sixty
(60) days to make an additional investment to bring the account balance up to at least $10,000. Non-compliance could result in liquidation of the account.


In order to reduce the cost of account turnover to shareholders, a redemption fee of 2% of the value of the shares to be redeemed will be imposed on accounts of shareholders who have held their shares for less than six months. These fees will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager.

TELEPHONE PURCHASES AND REDEMPTIONS FOR SECURITIES
FIRMS

The following purchase and redemption telephone
procedures have been established by the Fund for
investors who purchase Fund shares through member firms
of the NASD who have accounts with the Fund for the
benefit of their clients.   Such NASD members will be
responsible for crediting the investor's account at the NASD member with the amount of purchase or redemption.

NASD member firms may charge a reasonable transaction fee for providing this service. Such fees are established by each NASD member acting independently from the Fund and neither the Fund nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Fund through the Distributor. Member firms of the NASD may telephone
Countrywide Fund Services, Inc. at (800) 543-8721 and place purchase and redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

PURCHASES BY TELEPHONE. Shares shall be purchased at the next determined net asset value. Payment for shares purchased must be received from the NASD member firm by the Fund's Custodian by wire no later than the third business day following the purchase order. If payment for any purchase order in not received on or before the third business day, the order is subject to cancellation by the Fund, and the NASD member firm's account with the Fund will immediately be charged for any loss.

REDEMPTION BY TELEPHONE. The redemption price is the net asset value next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer
Agent are recorded. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.


         DIVIDENDS, DISTRIBUTIONS, AND TAXES


THE FUND INTENDS TO DISTRIBUTE ALL OF ITS NET
INVESTMENT INCOME AND NET REALIZED LONG AND SHORT-TERM
CAPITAL GAINS TO ITS SHAREHOLDERS AT LEAST ANNUALLY.


DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute all of its net investment income and net realized long and short-term capital gains to its shareholders at least annually. Generally, net investment income dividend payments and capital gains distributions are made during December and April of each year.


Unless specific instructions are noted in the Regular Account Application or given to the Distributor, all dividend and capital gain distributions will automatically be reinvested in additional shares of the Fund. Shareholders may elect on the application to receive dividend or capital gain distributions in cash. In both cases, dividend and capital gain distributions are taxable as discussed below.

TAXES. Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains are taxable to non-tax-exempt investors as ordinary income. Distributions made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder has owned Fund shares. The Fund will provide its shareholders with a written notice as to the amounts of any dividends or


capital gains distributions no later than 60 days after the close of its taxable year. If you redeem your Fund shares you will have a short or long-term capital gain or loss depending upon the amount of time you owned the shares.

Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local, and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


         THE DISTRIBUTOR


THE DISTRIBUTOR ACTS AS THE AGENT ONCE THE ORDERS ARE
RECEIVED FROM INVESTORS.



The Fund has entered into a Distribution Agreement with the Distributor. The Distributor acts as the agent once the orders are received from investors. The
Distributor's main office is located at 2050 Tower
Place, 3340 Peachtree Road, NE, Atlanta, Georgia 30326.

The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared and mailed to current shareholders, the Distributor pays for certain expenses of distribution of the Fund's shares. For further information, see "Distribution Agreement" in the Statement of Additional Information.

                 ADDITIONAL INFORMATION

Determination of Net Asset Value. The net asset value of the shares of the Fund is determined once daily as of 4:00 p.m. (Eastern Standard Time) every day the New
York Stock Exchange is open for trading. The Fund will also determine its net asset value once daily every day there is sufficient trading in its portfolio of securities that the net asset value might be materially affected.

THE NET ASSET VALUE OF THE SHARES IS DETERMINED ONCE
DAILY AT 4 P.M. EVERY DAY THE NEW YORK STOCK EXCHANGE IS
OPEN FOR TRADING.


The price of each holding in the Fund's portfolio is based on the closing price. However, if a holding did not trade that day, the last bid price is used for a value instead. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.
Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by the Fund's Board of Directors. Money market securities with a remaining maturity of sixty (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity for the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

SHAREHOLDERS RECEIVE QUARTERLY STATEMENTS, PERFORMANCE
SUMMARIES AND TAX INFORMATION.


INVESTMENT ACCOUNT. Each shareholder has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions. Shareholder inquiries should be made to the Fund at the address on the front of this Prospectus.

On a semi-annual basis, the Manager will send investors a performance summary detailing percentages of security positions in the Fund as well as a letter regarding the Fund's results.


TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.
Countrywide Fund Services, Inc., 312 Walnut Street,
Cincinnati, Ohio 45202, acts as the Transfer,
Redemption, and Disbursing Agent for the Fund.


THE FUND

The Fund is a portfolio of The Caldwell & Orkin Funds,
Inc. ("Caldwell & Orkin"), an open-ended, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989.

Caldwell & Orkin's address is 2050 Tower Place, 3340
Peachtree Road, NE, Atlanta, Georgia 30326, and its telephone number is (404) 239-0707 or (800) 237-7073.

DESCRIPTION OF SHARES. The Caldwell & Orkin Funds, Inc.
has an authorized capital of 45,000,000 shares of Common Stock, par value $0.10 per share, 15,000,000 of which have been classified as shares for the Market
Opportunity Fund. The Board of Directors can authorize and issue additional classes of stock by classifying or reclassifying unissued stock without stockholder approval. If liquidated, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses.
Shareholders of each Fund are entitled to one vote for each share held and fractional votes for a fractional share held on any matter submitted to a shareholder vote.
Caldwell & Orkin does not intend to hold a meeting of shareholders in any year in which the Investment Company
Act of 1940 does not require shareholders to act upon one or more of the following matters: election of Directors, approval of an investment advisory agreement, approval of a distribution agreement, or ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable, and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS. A director or officer of Caldwell & Orkin shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.




             BOARD OF DIRECTORS                           TRANSFER AGENT

      Michael B. Orkin, Chairman             Countrywide Fund Services, Inc.
      H. Eugene Caldwell                     312 Walnut Street
      Frederick T. Blumer                    Cincinnati, Ohio 45202
      David L. Eager
      Robert H. Greenblatt                   INDEPENDENT ACCOUNTANTS
      Henry H. Porter
                                             Coopers & Lybrand L.L.P.
                                             1100 Campanile Building
      MANAGER                                1155 Peachtree Street
                                             Atlanta, Georgia 30309-3630
      C&O Funds Advisor, Inc.
      2050 Tower Place                       LEGAL COUNSEL
      3340 Peachtree Road, NE
      Atlanta, Georgia  30326                Kilpatrick Stockton LLP
                                             1100 Peachtree Street
      DISTRIBUTOR                            Suite 2800
                                             Atlanta, Georgia 30309-4530
      C&O Funds Distributor, Inc.
      2050 Tower Place
      3340 Peachtree Road, NE
      Atlanta, Georgia 30326

      CUSTODIAN

      Bank One Ohio Trust Company, N.A.
      Brooksedge Eight
      Columbus, Ohio 43271-0393

                   STATEMENT OF ADDITIONAL INFORMATION

                             August 29, 1997


                         MARKET OPPORTUNITY FUND
                                    OF
                     THE CALDWELL & ORKIN FUNDS, INC.
                            2050 Tower Place
                         3340 Peachtree Road, NE

                          Atlanta, Georgia 30326
                       Telephone No. (404) 239-0707
                              (800) 237-7073

                             _______________


     The Caldwell & Orkin Market Opportunity Fund (the "Fund") is a portfolio of the Caldwell & Orkin Funds, Inc. ("Caldwell & Orkin"), an open-end diversified management investment company. The Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation.


     This Statement of Additional Information of Caldwell & Orkin is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated August 29, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing Caldwell & Orkin at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                             _______________

                   C & O FUNDS ADVISOR, INC. - MANAGER



                            TABLE OF CONTENTS

                                             Page




THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .   B-3
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS       B-3
     Investments in Short Sales of Securities   . . . . . .   B-4
     Investments in Foreign Securities  . . . . . . . . . .   B-5
     Lending of Portfolio Securities  . . . . . . . . . . .   B-6
     Repurchase Agreements  . . . . . . . . . . . . . . . .   B-6
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . .   B-7
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . .   B-9
     Board of Directors   . . . . . . . . . . . . . . . . .   B-9
     Officers   . . . . . . . . . . . . . . . . . . . . . .  B-10
     Directors  . . . . . . . . . . . . . . . . . . . . . .  B-11
     Management and Advisory Arrangements   . . . . . . . .  B-11
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION . . . . . .  B-13
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . .  B-15
PURCHASE OF SHARES  . . . . . . . . . . . . . . . . . . . .  B-15

     Purchase by Exchange of Securities   . . . . . . . . . .B-15
THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . .  B-16
REDEMPTION OF SHARES  . . . . . . . . . . . . . . . . . . .  B-17
SHAREHOLDER SERVICES  . . . . . . . . . . . . . . . . . . .  B-17
     Investment Account   . . . . . . . . . . . . . . . . .  B-18
     Reinvestment of Dividends and Capital Gains
        Distribution  . . . . . . . . . . . . . . . . . . .  B-18
DIVIDENDS, DISTRIBUTIONS AND TAXES  . . . . . . . . . . . .  B-18
     Dividends and Distributions  . . . . . . . . . . . . .  B-18
     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . .B-18
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . .  B-20
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . .  B-22
     Description of Shares  . . . . . . . . . . . . . . . .  B-22
     Principal Shareholders   . . . . . . . . . . . . . . .  B-23
     Independent Auditors   . . . . . . . . . . . . . . . .  B-23
     Custodian  . . . . . . . . . . . . . . . . . . . . . .  B-24
     Transfer, Redemption, and Dividend Disbursing Agent  .  B-24
     Legal Counsel  . . . . . . . . . . . . . . . . . . . .  B-24
     Reports to Shareholders  . . . . . . . . . . . . . . .  B-24
     Additional Information   . . . . . . . . . . . . . . .  B-24
     Financial Statements and Independent Auditors' Report   B-24









                                  THE FUND


     The Fund is the only series of The Caldwell & Orkin Funds, Inc. ("Caldwell & Orkin"), an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin's name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio (The "OTC Select-100 Fund"). The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund.

     Caldwell & Orkin's address is:  2050 Tower Place, 3340
Peachtree Road, NE, Atlanta, Georgia 30326, and its telephone number is (404)239-0707.


     INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Fund. Set forth below is certain further information relating to the Fund generally.

     INVESTMENTS IN SHORT SALES OF SECURITIES. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obliged to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such sale, the total market value of all securities sold short would exceed 40% of the Fund's net assets. The Fund similarly will limit its short sales of securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund engages in short sales, its custodian segregates an amount of cash, U.S. Government securities or equity securities equal to the difference between the market value of the securities sold short and any cash or U.S. Government securities deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities sold short.

     In addition, the Fund may make short sales "against the box" i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and

is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

     The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.

     INVESTMENTS IN FOREIGN SECURITIES.   The Manager may invest
up to 25% of the Fund's assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipt of foreign companies. By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

     Generally, investments in securities of foreign companies, except Canadian companies, involve greater risks than are present in domestic investments. Canadian securities are not considered by the Manager to have the same risks as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation. Also, Canadian securities are normally more liquid than other non-U.S. securities. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

     In addition, investing in foreign securities also involves the following considerations comprising both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

     To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.



     LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may experience a loss or delay in the recovery of securities if the institution with which its has engaged in a portfolio loan transaction breaches the agreement with the Fund. Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds. The Fund does not presently intend to lend its portfolio securities during the coming year.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with "primary dealers" in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.


                     INVESTMENT RESTRICTIONS


     Caldwell & Orkin has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately

after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

     The Market Opportunity Fund may not:

   1. As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Market Opportunity Fund's total assets would be invested in securities of such issuer or the Market Opportunity Fund would own 10% or more of the outstanding voting securities of such issuer.

   2. Invest 25% or more of its total assets in the securities of issuers in any particular industry.

   3. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

   4. Make investments for the purpose of exercising control or management.

   5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

   6. Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Market Opportunity Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

   7. Purchase or sell commodities or commodity contracts, including future contracts.

   8. Purchase any securities on margin, except that the Market Opportunity Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

   9. Make loans to other persons; provided that the Market Opportunity Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in Government obligations, short-term commercial paper rated at least "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Service, Inc., certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

   10. Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of fund shares.

   11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Market Opportunity Fund except as may be necessary in connection with borrowings


         mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Market Opportunity Fund's total assets, taken at market value.

   12. Invest more than 5% of the Market Opportunity Fund's total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

   13. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

   14. Write, purchase or sell puts, calls or combinations thereof.

         Additional investment restrictions adopted by the Directors of the Market Opportunity Fund which may be changed by the Directors at their discretion, provide that the Market
         Opportunity Fund may not:

   15. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Market Opportunity Fund may, however, purchase or sell securities of entities which invest in such programs.

   16. Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Market Opportunity Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Market Opportunity Fund as part of a unit or attached to securities may be deemed to be without value.

   17.   Engage in arbitrage transactions.

                      MANAGEMENT OF THE FUND


     Reference is made to "Management of the Fund" in the Prospectus. Set forth below is further information about the Funds' management.

BOARD OF DIRECTORS

     Listed below are the Directors of Caldwell & Orkin with their principal occupations during the past five years. The Directors of Caldwell & Orkin are responsible for the overall supervision of the operations of the Funds. The Directors perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "Act"), and also have the responsibilities imposed generally on directors of business corporations by General Corporation Law of Maryland. Each Director whose name is followed by an asterisk is an interested person of the Funds within the meaning of the Act.

H. EUGENE CALDWELL, DIRECTOR AND CHAIRMAN EMERITUS*

     Gene Caldwell is 73 years old. He is the Chairman Emeritus of Caldwell & Orkin, Inc., Mr. Caldwell was Senior Vice President and Partner of Oppenheimer Capital Corporation from 1977-1986, and prior to that was the founder and Chairman of Montag & Caldwell. Mr. Caldwell is a Chartered Financial Analyst, a Chartered Investment Counselor, and serves on the Board of Visitors for Emory University. Mr. Caldwell's address is One Habersham Way, N.W., Atlanta, Georgia 30305.

MICHAEL B. ORKIN, DIRECTOR, PRESIDENT, AND CHAIRMAN (See information below.)*

FREDERICK T. BLUMER, DIRECTOR

     Mr. Blumer is 39 years old and resides in Atlanta, Georgia. He is the President of Blumer International, P.C. a law firm specializing in corporate and international law. Prior to moving to Atlanta, Mr. Blumer was a foreign legal Consultant with the Oh-Ebashi Law Office in Osaka, Japan from 1985-1987. Before the formation of Blumer International, P. C., Mr. Blumer practiced law with the Atlanta law firm of Hurt, Richardson, Garner, Todd and Cadenhead. He serves as corporate legal counsel and advisor for both U.S. and foreign corporations. He speaks Japanese and French. Mr. Blumer's address is Overlook I, Suite 380, 2849 Paces Ferry Road, Atlanta, Georgia 30339.




DAVID L. EAGER, DIRECTOR

     David Eager, who is 55 years old, has been President and Managing Partner of Eager & Associates since July, 1985. Eager & Associates is a management and marketing consulting firm located in Louisville, Kentucky. In addition to managing the firm, Mr. Eager consults on marketing strategies and product development. Mr. Eager's address is 100 Mallard Creek Road, Louisville, Kentucky 40207.

ROBERT H. GREENBLATT, DIRECTOR

     Robert Greenblatt, who is 36 years old, has been an officer, director and principal of Polaris Capital Management since January, 1995. Polaris Capital Management is an investment management firm specializing in tactical asset allocation. Mr. Greenblatt was formerly Vice-President of Bankers Trust Global Investment Management in New York. Mr. Greenblatt's address is 317 Madison Avenue, Suite 1125, New York, New York 10017.

HENRY H. PORTER, JR., DIRECTOR

     Henry Porter, who is 63 years old, is a private investor and a professional corporate director. He is a director of SEI Corporation, Greenwich Associates and Pacific Investment Management Corporation, and is an officer and director of several other private corporations. He is a Trustee of Carleton College. Mr. Porter's address is 3720 Hillsdale Road, Louisville, Kentucky 40222.

OFFICERS

     The principal executive officers of Caldwell & Orkin and their principal occupations for at least the past five years are set forth below. Unless otherwise noted, the address of each executive officer is 2050 Tower Place, 3340 Peachtree Road, Atlanta, Georgia 30326. No officer of the Fund was paid a salary or other compensation by the Fund.

     H. EUGENE CALDWELL - Chairman Emeritus* - Gene Caldwell is 73 years old. He is the Chairman Emeritus of Caldwell & Orkin, Inc. Mr. Caldwell was Senior Vice President and Partner of Oppenheimer Capital Corporation from 1977-1986, and prior to that was Founder and Chairman of Montag & Caldwell. Mr. Caldwell is a Chartered Financial Analyst, a Chartered Investment Counselor, and serves on the Board of Visitors for Emory University. Mr. Caldwell's address is 1 Habersham Way, N.W., Atlanta, Georgia 30305.


     MICHAEL B. ORKIN - President* - Michael Orkin is 38 years old. Mr. Orkin is the President and sole shareholder of Caldwell & Orkin, Inc. where he has been a portfolio manager since 1985. He is President, Chief Executive Officer and Chairman of the Investment Policy Committee. Prior to his current position, he was an assistant portfolio manager with Pacific Equity Management, as well as an analyst for both Oppenheimer Capital Corporation and Ned Davis Research. Mr. Orkin is a Chartered Financial Analyst and a Chartered Investment Counselor.


     M. RAINEY REMBERT - Secretary* - Rainey Rembert is 35 years old. Ms. Rembert has been the President of the Distributor

since 1989, Vice President - Trading, Caldwell & Orkin, Inc.
since 1987 and Operations Manager 1985 - 1987.


_______________________
* Interested person of Caldwell & Orkin, as defined by the Investment Company Act of 1940.



DIRECTORS

     The Fund pays each Director who is not affiliated with the Manager an annual fee of $7,500 per year plus $250 per meeting attended, together with such directors' actual out-of-pocket expenses relating to attendance at meetings. The $7,500 annual fee is payable in four equal quarterly installments and is paid as of the date of each quarterly Board meeting. During fiscal year 1997, each director received $6,000.

     Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director will receive shares of the Fund with a value equal to the cash compensation they would have otherwise received. For example, if a Director previously received $2,125 in cash per meeting attended (i.e., $1,875 retainer plus $250 meeting fee), he will now receive $2,125.00 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned. Although Directors would be subject to the 2% redemption fee if they redeem within six months, there are no other restrictions to their ability to redeem or otherwise dispose of the shares.


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund--Management
Arrangement" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by other clients of the Manager or its sole shareholder, Caldwell & Orkin, Inc. ("C&O"). Securities may be held by or be appropriate investments for the Fund as well as other clients of the Manager or C&O. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Funds or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or C&O during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The principal executive officers of the Manager are H.
Eugene Caldwell - Chairman Emeritus, Michael B. Orkin -
President, and M. Rainey Rembert   Secretary.  Mr. Orkin is the
sole shareholder of C&O, of which the manager is a wholly-owned subsidiary.


     MANAGEMENT FEE.  The Fund has entered into a Management
Agreement with the Manager. As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

     On an annual basis, the advisory fee is equal to the following for the Fund:

     0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% of average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; .50% in excess of $500 million.

     Certain of the states in which the shares of the Fund may be qualified for sale impose limitations on the operating expenses of registered investment companies. The Management Agreement provides that the Manager will reimburse the Fund to the extent necessary to satisfy the most restrictive expense ratio permitted by any state in which the Fund's shares are qualified for sale. The Manager has agreed that, if no such state limitations are applicable, it will reimburse the Fund monthly to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average net assets.

     For the years ended April 30, 1997, 1996 and 1995, the Fund paid $369,177, $296,800, and $231,748, respectively to the
Manager pursuant to its Management Agreement.

     PAYMENT OF EXPENSES. The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all directors for the Fund who are affiliated persons of the Manager. (The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting and pricing services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. As required by the Distribution Agreement, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund.

     In addition to the Management Agreement with the Manager, Caldwell & Orkin has entered into an agreement with C&O pursuant to which C&O has granted to Caldwell & Orkin and the Fund the


right to use the name "Caldwell & Orkin" in their name. C&O has reserved the right, however, upon 30 days written notice, to terminate the right to such use should the Manager no longer serve as Manager to the Fund or should the Management Agreement be terminated. Under those circumstances, C&O has also reserved the right to grant the right to use the name "Caldwell & Orkin" to another investment company, business or other enterprise.

     DURATION AND TERMINATION. Unless earlier terminated as described above, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contract terminates automatically upon assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by the vote of the shareholders of the Fund.


         PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Subject to policy established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions, the placing of the Fund's portfolio transactions and the negotiation of the commissions to be paid on such transactions. In executing such transactions, the Manager will use its best efforts to obtain the execution of portfolio transactions at prices which are advantageous to the Fund and involving commission rates which are reasonable in relation to the value of the transaction.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions for its portfolio securities. The Manager will select brokers or dealers taking into account such factors as price (including the commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Manager will also consider the research services which the broker or dealer has provided to the Manager relating to the security involved in the transaction and/or to other securities. Consistent with the Rules of Fair Practice of the NASD and such other policies as the Board of Directors may determine, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     Under Section 28(e) of the Securities Exchange Act of 1934 and its Management Agreement with the Fund, the Manager is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. These research and investment information services make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund. Although such information may be a useful supplement to the Manager's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce


materially the expenses of the Manager in the performance of its services under the Management Agreement and will not reduce the management fees payable to the Manager by the Fund.

     The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.

      For the years ended April 30, 1997, 1996 and 1995, the Fund paid $295,564, $181,928, and $109,490, respectively, in brokerage commissions.




                 DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined as of 4:00 P.M. on each day during which The New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine its net asset value once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the Fund) in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

     Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by Caldwell & Orkin's Board of Directors. Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of Caldwell & Orkin's Board of Directors.


                        PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus.
Set forth below is further information about the purchase of shares of the Fund.

     PURCHASE BY EXCHANGE OF SECURITIES. The Board of Directors of Caldwell & Orkin has determined that it is in the best interest of the Fund to offer its shares, in lieu of cash payment, for securities approved by the Manager to be purchased by the Fund. This will enable an investor to purchase shares of the Fund by exchanging securities owned by the investor for shares of the Fund. The Directors believe that such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction may also be beneficial to investors. Securities will be exchanged for shares of any of the Funds all in the absolute discretion of the Manager. Cash equivalent securities may be contributed to the Fund in accordance with the wishes of the investor and the consent of the Manager. The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and


the investor may, therefore, realize a taxable gain or loss.

     The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale. The value of the Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the Fund next determines its net asset value. Such securities will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. (See "Determination of Net Asset Value.") If you wish to acquire the Fund's shares in exchange for securities you should contact C & O Funds Distributor, Inc. at the address or telephone number shown on the cover page of the Prospectus. The Board of Directors of Caldwell & Orkin reserves the right to terminate this privilege at any time.


                         THE DISTRIBUTOR

     Reference is made to "The Distributor" in the Prospectus.
Set forth below is further information about the Distributor and the Fund's Distribution Agreement.

     The Fund has entered into Distribution Agreement with C & O Funds Distributor, Inc. (the "Distributor"). The Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectus, statement of additional information and periodic reports have been prepared and mailed to current shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. The Distributor also pays for other supplementary sales literature and advertising costs.

     The Distribution Agreement will remain in effect from year to year but only so long as such continuance is approved at least annually by a vote of the Directors of Caldwell & Orkin or by vote of a majority of the outstanding voting securities of the Fund and of the Directors who, except for their positions as Directors of Caldwell & Orkin, are not "interested persons" of Caldwell & Orkin (as defined in the Investment Company Act). In addition, either party may terminate the Agreement upon 60 days written notice and they terminate automatically if "assigned" (as defined in the Investment Company Act). The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described under "Management of the Fund - Management Arrangement."




                       REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of shares of the Fund.



     The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Determination of Net Asset Value" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Manager. See "Redemption of Shares" in the Prospectus.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.


                       SHAREHOLDER SERVICES

     The Fund offers the following shareholder services designed to facilitate investment in its shares.

     INVESTMENT ACCOUNT. Each shareholder has an Investment Account and will receive statements from the Fund's Transfer Agent after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

     REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION. Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive


either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Funds or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.


                DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to its shareholders annually after the close of the Fund's fiscal year. See "Shareholder Services-Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

     TAXES. The Fund intends to elect to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders.

     Dividends paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to non-tax-exempt investors as ordinary income. Distributions made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares. Ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

     Upon redemption of Fund shares held by a non-tax-exempt investor, such investor, generally, will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed. If the redemption by the Fund is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed. Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve months or less, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve months. If, however, Fund shares were redeemed within six months of their purchase by an investor, and if a capital gain dividend was paid with respect to the Fund's shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

     Under certain provisions of the Code, some shareholders may


be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to such Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he is not otherwise subject to back-up withholding.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December 31 and will be taxable to shareholders as if received on December 31.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these Treasury regulations are subject to change by legislative or administrative action.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of the Fund might have. Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


                     PERFORMANCE INFORMATION

     As stated in the Prospectus, from time to time the Fund may provide its total return in advertisements, sales literature or reports, and other communications to shareholders. The Fund's total return is calculated based on the Fund's change in net


asset value per share between the beginning and end of the period shown and assumes reinvestment of the Fund's dividend and capital gains distributions during the period.

     Total return figures will be computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                   P(1+T) n = ERV

     Where P  =     a hypothetical initial payment of $10,000

        T = average annual total return
        N =    number of years
        ERV  =    Ending Redeemable Value of a
                         hypothetical $10,000 payment made
                         at the beginning of the 1, 5, or
                         10 years (or other) periods at the
                         end of the 1, 5, or 10 (or other)
                         periods (or fractional portion
                         thereof);

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates, dividends declared and the expenses of the Fund.





     The following table provides the average annual rates of return for the Caldwell & Orkin Market Opportunity Fund from its inception through April 30, 1997. These rates of return are net of all expenses and assume all dividends and distributions by the Market Opportunity Fund have been reinvested on the reinvestment dates during each period. In addition, all recurring fees charged to all shareholder accounts are included.


          1 Year (April 30, 1996-April 30, 1997)                   23.24%
          3 Years (April 30, 1994-April 30, 1997)                  16.65%
          5 Years (April 30, 1992-April 30, 1997)                  16.30%

         Based on the rates of return listed above, you could have expected the following redeemable values on a $10,000 investment assuming reinvestment of all dividends and capital gains and redemption at the end of each time period:

                                                                   Value             Return

          1 Year (April 30, 1996-April 30, 1997)                 $12,323.81       $2,323.81
          3 Years (April 30, 1994-April 30, 1997)                $15,872.26       $5,872.26
          5 Years (April 30, 1992-April 30, 1997)                $21,277.24      $11,277.24

         Effective August 24, 1992, the Market Opportunity Fund changed investment objectives to capital growth and capital preservation through active investment selection and allocation. Prior to that time, the Fund's objective was to obtain, in a passive way, a long-term total return (capital growth plus income) reflecting the performance of the 100 largest industrial common stocks listed on the NASDAQ National Market System by investing, with limited exemptions, in those 100 stocks.

     The following table provides the average annual rates of return for the Market Opportunity Fund from August 24, 1992, the date on which the Market Opportunity Fund changed its investment objectives and policies, through April 30, 1997. These rates of return are net of all expenses and assume all dividends and distributions by the Market Opportunity Fund have been reinvested on the reinvestment dates during each period. In addition, all recurring fees charged to all shareholder accounts are included.

         1 Year (April 30, 1996-April 30, 1997)                         23.24%
         3 Years (April 30, 1994-April 30, 1997)                        16.65%
         4.7 Years Since Commencement of Hedged Management Style
             (August 24, 1992-April 30, 1997)                           18.76%

         Based on the rates of return listed above, you could have expected the following redeemable values on a $10,000 investment assuming reinvestment of all dividends and capital gains and redemption at the end of each time period:


                                                                         Value            Return
           1 Year (April 30, 1996-April 30, 1997)                      $12,323.81        $2,323.81
           3 Years (April 30, 1994-April 30, 1997)                     $15,872.26        $5,872.26
           4.7 Years Since Commencement of Hedged Management           $22,388.03       $12,388.03
                 Style (August 24, 1992-April 30, 1997)

          There may be a time when the Fund advertises its "yield." Yield figures are based on historical earnings and, like the rate of return, are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a thirty-day (or one month) period (which period will be stated in the advertisement). The yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities Exchange Commission. The Fund may also advertise in terms of sales literature an

"actual distribution" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The Fund's yield will only be advertised when accompanied by the Fund's total return.

     The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.


                           GENERAL INFORMATION

     DESCRIPTION OF SHARES. Caldwell & Orkin Funds, Inc. was incorporated under Maryland law on August 15, 1989. It has an authorized capital of 45,000,000 shares of Common Stock, par value $0.10 per share, 15,000,000 shares of which have been classified as shares of Market Opportunity Fund common stock. The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the Act. In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses. Shareholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. In addition, Shareholders have the right to remove Directors. The Funds do not intend to hold meetings of shareholders in any year in which the Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.


     PRINCIPAL SHAREHOLDERS. As of June 18, 1997 the following entities were known by the Market Opportunity Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Market Opportunity Fund:

Name and Address of                                                  Number of             Percent
  Beneficial Owner                                                     Shares             of Class
--------------------                                                 ----------           ---------

Charles Schwab & Co., Inc.                                         1,004,808.154             24.23%
Special Custody A/C FBO Customers
101 Montgomery Street
San Francisco, California  94104

Mr. Sanford H. Orkin                                                  367,984.311            8.87%
234 Monarch Plaza
3414 Peachtree Road
Atlanta, Georgia   30326

Donaldson, Lufkin and Jenrette Secs Corp                              232,451.237            5.60%
Attn:  Mutual Funds
P.O. Box  2052
Jersey City, NJ  07303

As of June 18, 1997, the officers and directors of Caldwell &
Orkin and the Manager, as a group, own 3.30% of the outstanding shares of the Fund.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

     CUSTODIAN. Bank One Ohio Trust Co., N.A., the principal address of which is Brooksedge 8, Columbus, Ohio 43271-0393 acts as Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

     TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT. Countrywide Fund Services, Inc., Cincinnati, Ohio, acts as the Fund's Transfer, Redemption and Dividend Disbursing Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.


     LEGAL COUNSEL. Kilpatrick Stockton LLP. has been selected as counsel for the Fund. Kilpatrick Stockton LLP will pass on legal matters for the Fund in connection with the offering of its shares. Kilpatrick Stockton LLP also represents the Manager and the Distributor and will pass on legal matters for them in connection with the offering of the Fund's shares.

     REPORTS TO SHAREHOLDERS. The fiscal year of the Fund ends on April 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial


statements audited by independent auditors, is sent to shareholders each year.

     ADDITIONAL INFORMATION. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which Caldwell & Orkin has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

     FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS' REPORT. The audited financial statements of the Market Opportunity Fund are incorporated by reference from the Market Opportunity Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1997. A copy of such report accompanies this Statement of Additional Information. Additional copies are available, without charge, by calling the Fund.







                            APPENDIX A

              Ratings of Corporate Debt Obligations


The characteristics of debt obligations rated by Moody's are generally as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     The characteristics of debt obligations rated by Standard &
Poor's are generally as follows:

     AAA - This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among obligations rated lower than BBB and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - This rating is reserved for income bonds on which no interest is being paid.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                   Ratings of Commercial Paper

     The Funds' purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's or Prime-
1 or Prime-2 by Moody's.

     Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up and down trend with allowances made for unusual circumstances. Typically, the issuer's industry is well-established and the issuer has a strong position within the industry. Relative strength or weakness of the above factors determines whether an insurer's commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

     Commercial paper rated Prime-1 or Prime-2 by Moody's is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of management of the issuer;
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.

     A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.